-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                                MONEY MARKET FUND
                            -------------------------

                           ANNUAL REPORT

                           March 31, 2002

                           --------------------
                              WHAT'S INSIDE
                           --------------------

                           FROM THE CHAIRMAN

                           America's Economy
                           Continues to Recover

                           INVESTMENT UPDATE

                           About the Fund, Economy
                           and Markets

                           FUND INFORMATION

                           Facts and Figures

                           PLUS, COMPLETE PORTFOLIO HOLDINGS
                           AND FINANCIAL STATEMENTS

                                                    ---------------------------
                                                              DALBAR
                                                           MUTUAL FUND
                                                          SERVICE AWARD
                                                              2001
                                                    ---------------------------

                                                         For Excellence
                                                               in
                                                            Service

[LOGO] STATE STREET RESEARCH

[Photo of Richard Davis]

DEAR SHAREHOLDER:
The U.S. economy reported a single quarter of negative growth during the 12-month period ended March 31, 2002. Whether or not it actually qualified as a recession, which is typically defined as two consecutive quarters of negative growth, was not as important as the fact that the economy managed to rebound quickly and far more strongly than had been anticipated. As a result, the Federal Reserve Board announced that it had shifted its stance on monetary policy to neutral, an indication that it was finished cutting short-term interest rates for the near term. Consumers continued to spend right through the slowdown, which helped account for its brevity. Spending on autos and housing remained strong and retail sales were relatively steady. On the business side, the recovery has not been as robust. Most industries have managed to reduce their inventories and are beginning to fill new orders. However, the outlook for corporate profits is only cautiously optimistic, as early first quarter earnings reports contained more disappointments than positive surprises.

STOCKS
The U.S. stock market fluctuated wildly over the 12 months ended March 31, 2002 but it ended the period where it started with a gain of 0.24%, as measured by the S&P 500 Index.(1) Although technology stocks staged a strong comeback in the fourth quarter of 2001, the technology-heavy Nasdaq rose only 0.28% over the same period. Value stocks generally outperformed growth stocks, and small- and mid-cap value were stronger than large-cap value stocks. The Russell 2000(R) Value Index, a measure of small-cap value stock performance, returned 23.74% for the year.(1)

BONDS
The bond market generally outperformed the broad stock market indexes for the year, but it lost some ground in the fourth quarter as long-term interest rates edged up and investors scooped up battered stocks. The Lehman Brothers Aggregate Bond Index, a broad measure of government and corporate bonds, gained 5.35%(1). Mortgage bonds were the strongest performers as the pace of refinancings slowed. The Merrill Lynch Mortgage Master Index rose 6.46% for the 12-month period.(1)

INTERNATIONAL
Foreign markets were generally lackluster as economic weakness in the U.S. translated into economic slowdown around the world. Some parts of Asia have bucked the tide. However, Japan continues to struggle with recession and internal problems associated with its banking industry. Japan's weight in the MSCI EAFE Index, a common measure of stock market performance in developed economies, helped drag performance down to -8.08% for the year.(1)

LOOKING AHEAD
Although the past 12 months will be forever remembered for the unprecedented tragic events that took place on September 11, and the men and women who lost their lives, it has also been encouraging to witness that the basic political, military and economic strength of this great nation remains intact. The stock market's recovery from its September 11 lows demonstrates that Americans are regaining their optimism. Now, more than ever, it is important to stay with your investment plan. And talk with your financial adviser. Your adviser can help you identify opportunities and strategies that look attractive in the current environment.

    Sincerely,

/s/ Richard Davis

    Richard Davis
    Chairman

    March 31, 2002

-----------------------------------
INVESTMENT UPDATE
-----------------------------------

THE MARKET
o Money market yields fell dramatically throughout 2001 and early 2002, as the Federal Reserve Board dropped the nation's monetary policy into a full anti-recession stance, cutting short-term interest rates eight times 3/31/01 to 3/31/02 to a forty-year low of 1.75%.
o In the first quarter of 2002, the economy began to rebound more rapidly than expected.
o The yield on the 90-day U.S. Treasury bill declined from 4.22% to 1.75% during the 12-month period.

THE FUND
o Money Market Fund's yield was 1.16% on March 31, 2002 (for Class E shares). The drop in yield from one year ago reflects the decrease in the federal funds rate from 5.00% to 1.75%.
o The fund's weighted average maturity was 58.6 days as of March 31,2002 -- 18.6 longer than the industry average. (Please see the glossary below for more about weighted average maturity.)
o Money Market Fund offers low credit risk and stability of principal and can serve as the liquid portion of a well-balanced investment portfolio.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

(1) The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 2000 Value Index contains those stocks within the complete Russell 2000 Index (a small company index) that show below average growth. The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher. Merrill Lynch Mortgage Master Index is comprised of fixed-rate, coupon-bearing pools of mortgage pass-through securities that have various maturites. The MSCI EAFE Index is a market capitalization weighted index, comprised of stocks from Europe, Australasia, and the Far East. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended March 31, 2002)
-------------------------------------------------------------------------------

7-DAY YIELD
------------------------------------------------------------------------------
Class B(1)                                                               0.16%
------------------------------------------------------------------------------
Class B                                                                  0.16%
------------------------------------------------------------------------------
Class C                                                                  0.16%
------------------------------------------------------------------------------
Class E                                                                  1.16%
------------------------------------------------------------------------------
Class S                                                                  1.16%
------------------------------------------------------------------------------

The fund's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. Performance shown for the fund is increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

INTEREST RATES
(March 31, 2001, to March 31, 2002)

              30-Year      10-Year        90-Day       90-Day        30-Year
             Treasury     Treasury       Treasury    Commercial      Mortgage
"3/01"        5.443        4.915          4.281         4.81           6.91
"4/01"        5.787        5.336          3.878         4.47           7.12
"5/01"        5.752        5.379          3.611         3.96           7.24
"6/01"        5.758        5.410          3.651         3.69           7.11
"7/01"        5.520        5.052          3.519         3.62           7.03
"8/01"        5.367        4.830          3.362         3.44           6.92
"9/01"        5.419        4.586          2.365         2.84           6.72
"10/01"       5.204        4.408          2.007         2.29           6.64
"11/01"       5.285        4.750          1.720         2.00           7.02
"12/01"       5.465        5.049          1.720         1.81           7.16
"1/02"        5.430        5.031          1.751         1.72           7.02
"2/02"        5.416        4.875          1.751         1.80           6.80
"3/02"        5.798        5.398          1.782         1.87           7.18

GLOSSARY

YIELD: The measurement of income paid by an investment. It is stated as a percentage.

WEIGHTED AVERAGE MATURITY: Expressed as a number of days, the WAM is the average maturity of the debt securities in a money market fund.

DEBT SECURITIES: These are securities issued by corporations and the U.S. government as a way to borrow money. Some common types of debt securities include bonds, notes, bills and commercial paper.

STATE STREET RESEARCH MONEY MARKET FUND

-----------------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
March 31, 2002
-----------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL             MATURITY               VALUE
                                                          AMOUNT                 DATE                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 100.1%
ASSET-BACKED - DIVERSIFIED 22.5%
Delaware Funding Corp., 1.81% ......................     $  5,078,000            4/03/2002           $  5,077,489
Delaware Funding Corp., 1.82% ......................        5,000,000            4/08/2002              4,998,231
Delaware Funding Corp., 1.63% ......................        8,000,000            4/19/2002              7,993,480
Kittyhawk Funding Corp., 1.87% .....................        5,000,000            5/10/2002              4,989,871
Kittyhawk Funding Corp., 1.85% .....................        5,000,000            6/14/2002              4,980,986
Kittyhawk Funding Corp., 1.67% .....................        4,000,000            7/15/2002              3,980,517
Kittyhawk Funding Corp., 1.88% .....................        5,042,000            8/05/2002              5,008,823
Park Avenue Recreation Corp., 1.90% ................       11,456,000            4/01/2002             11,456,000
Preferred Receivables Funding Corp., 1.80% .........        2,500,000            4/01/2002              2,500,000
Preferred Receivables Funding Corp., 1.80% .........        5,000,000            4/08/2002              4,998,250
Preferred Receivables Funding Corp., 1.80% .........        3,020,000            4/23/2002              3,016,678
Preferred Receivables Funding Corp., 1.79% .........        6,000,000            5/13/2002              5,987,470
Sheffield Receivables Corp., 1.86% .................        7,500,000            7/01/2002              7,464,738
Windmill Funding Corp., 1.81% ......................        3,635,000            5/08/2002              3,628,238
Windmill Funding Corp., 1.91% ......................       10,000,000            6/17/2002              9,959,147
                                                                                                     ------------
                                                                                                       86,039,918
                                                                                                     ------------
BANK 14.0%
J. P. Morgan Chase, 1.79% ..........................        5,000,000            5/14/2002              4,989,310
Toronto Dominion Holdings, Inc., 1.84% .............        4,000,000            5/22/2002              3,989,573
Toronto Dominion Holdings, Inc., 1.92% .............       11,000,000            6/28/2002             10,948,373
UBS Finance Inc., 1.87% ............................       10,000,000            8/05/2002              9,934,550
UBS Finance Inc., 2.05% ............................        6,000,000            8/21/2002              5,951,483
Wells Fargo Financial Inc., 2.05% ..................        4,000,000            4/05/2002              3,999,089
Wells Fargo Financial Inc., 1.80% ..................        6,000,000            5/30/2002              5,982,300
Wells Fargo Financial Inc., 1.96% ..................        8,000,000            7/11/2002              7,956,009
                                                                                                     ------------
                                                                                                       53,750,687
                                                                                                     ------------
CANADIAN 1.3%
Province of British Columbia, 2.05% ................        5,000,000            8/06/2002              4,963,840
                                                                                                     ------------
COMPUTER TECHNOLOGY 2.6%
International Business Machines Corp. 1.91% ........       10,000,000            8/27/2002              9,921,478
                                                                                                     ------------
CONSUMER GOODS & SERVICES 4.2%
Procter & Gamble Co., 1.79% ........................       10,000,000            5/20/2002              9,975,636
Procter & Gamble Co., 1.87% ........................        6,000,000            6/06/2002              5,979,430
                                                                                                     ------------
                                                                                                       15,955,066
                                                                                                     ------------
DIVERSIFIED FINANCIAL SERVICES 15.9%
Citicorp., 1.80% ...................................       18,000,000            4/01/2002             18,000,000
Goldman Sachs Group LP, 1.86% ......................        9,000,000            5/28/2002              8,973,495
Goldman Sachs Group LP, 1.80% ......................        9,000,000            5/31/2002              8,973,000
Household Finance Corp., 1.88% .....................        7,000,000            7/22/2002              6,959,058
Morgan Stanley Dean Witter & Co., 1.70% ............       15,000,000            4/24/2002             14,983,708
Morgan Stanley Dean Witter & Co., 1.88% ............        3,000,000            6/06/2002              2,989,660
                                                                                                     ------------
                                                                                                       60,878,921
                                                                                                     ------------
DRUGS & PHARMACEUTICALS 7.6%
Abbott Laboratories, Inc., 1.83% ...................      $10,000,000            5/14/2002              9,978,142
Merck & Company Inc., 2.00% ........................        6,000,000            4/29/2002              5,990,667
Merck & Company Inc., 1.76% ........................       10,000,000            5/06/2002              9,982,889
Merck & Company Inc., 1.78% ........................        3,000,000            5/24/2002              2,992,138
                                                                                                     ------------
                                                                                                       28,943,836
                                                                                                     ------------
GOVERNMENT AGENCY 6.2%
Federal Home Loan Bank, 1.77% ......................        8,700,000            6/14/2002              8,668,346
Federal National Mortgage Association, 1.75% .......        5,000,000            5/01/2002              4,992,709
Federal National Mortgage Association, 1.77% .......       10,000,000            6/13/2002              9,964,108
                                                                                                     ------------
                                                                                                       23,625,163
                                                                                                     ------------
INSURANCE 3.9%
American General Finance Corp., 1.85% ..............       15,000,000            4/03/2002             14,998,467
                                                                                                     ------------
MACHINERY 3.9%
Caterpillar Financial Services NV, 1.58% ...........        5,000,000            4/18/2002              4,996,269
Caterpillar Financial Services NV, 1.98% ...........       10,000,000            7/02/2002              9,949,400
                                                                                                     ------------
                                                                                                       14,945,669
                                                                                                     ------------
MULTI-SECTOR COMPANIES 4.5%
General Electric Capital Corp., 1.78% ..............        5,500,000            5/10/2002              5,489,394
General Electric Capital Corp., 1.86% ..............        8,600,000            5/28/2002              8,574,673
General Electric Capital Corp., 2.07% ..............        3,400,000            8/14/2002              3,373,608
                                                                                                     ------------
                                                                                                       17,437,675
                                                                                                     ------------
OFFICE EQUIPMENT 3.9%
Pitney Bowes Inc., 1.65% ...........................       15,000,000            4/18/2002             14,988,312
                                                                                                     ------------
PRINTING & PUBLISHING 3.9%
McGraw-Hill Inc., 1.78% ............................        7,000,000            5/01/2002              6,989,617
McGraw-Hill Inc., 1.88% ............................        5,000,000            6/19/2002              4,979,372
McGraw-Hill Inc., 2.18% ............................        3,000,000           10/10/2002              2,965,120
                                                                                                     ------------
                                                                                                       14,934,109
                                                                                                     ------------
TELECOMMUNICATIONS 5.7%
SBC Communications Inc., 1.82% .....................        5,000,000            6/03/2002              4,984,075
Verizon Network Funding Corp., 1.72% ...............       17,000,000            5/08/2002             16,969,948
                                                                                                     ------------
                                                                                                       21,954,023
Total Investments (Cost $383,337,164) - 100.1% ...........................................            383,337,164
                                                                                                     ------------
Cash and Other Assets, Less Liabilities - (0.1%) .........................................               (444,668)
                                                                                                     ------------
Net Assets - 100.0% ......................................................................           $382,892,496
                                                                                                     ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MONEY MARKET FUND

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
March 31, 2002

ASSETS
Investments, at value (Cost $383,337,164) (Note 1) ...........     $383,337,164
Cash .........................................................            7,056
Receivable for fund shares sold ..............................        2,548,451
Receivable from Distributor (Note 3) .........................          121,784
Other assets .................................................          142,458
                                                                   ------------
                                                                    386,156,913
LIABILITIES
Payable for fund shares redeemed .............................        2,719,048
Accrued transfer agent and shareholder
  services (Note 2) ..........................................          185,312
Accrued management fee (Note 2) ..............................          163,735
Accrued distribution and service fees (Note 5) ...............           43,379
Accrued administration fee (Note 2) ..........................           13,657
Accrued trustees' fees (Note 2) ..............................            9,873
Other accrued expenses .......................................          129,413
                                                                   ------------
                                                                      3,264,417
                                                                   ------------
NET ASSETS                                                         $382,892,496
                                                                   ============
Net Assets consist of:
  Paid-in capital ............................................     $382,892,496
                                                                   ============
Net Asset Value and offering price per share of
  Class B(1) shares ($15,668,999 / 15,668,999 shares)* .......            $1.00
                                                                          =====
Net Asset Value and offering price per share of
  Class B shares ($25,444,174 / 25,444,174 shares)* ..........            $1.00
                                                                          =====
Net Asset Value and offering price per share of
  Class C shares ($6,432,278 / 6,432,278 shares)* ............            $1.00
                                                                          =====
Net Asset Value, offering price and redemption
  price per share of Class E shares
  ($302,428,303 / 302,428,303 shares) ........................            $1.00
                                                                          =====
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($32,918,742 / 32,918,742 shares) ..........................            $1.00
                                                                          =====

-------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MONEY MARKET FUND

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended March 31, 2002

INVESTMENT INCOME
Interest ......................................................     $14,327,780

EXPENSES
Management fee (Note 2) .......................................       2,168,326
Transfer agent and shareholder services (Note 2) ..............       1,425,327
Reports to shareholders .......................................         231,630
Custodian fee .................................................         112,075
Distribution and service fees - Class B(1) (Note 5) ...........         149,238
Distribution and service fees - Class B (Note 5) ..............         287,003
Distribution and service fees - Class C (Note 5) ..............          58,441
Administration fee (Note 2) ...................................          75,065
Registration fees  ............................................          68,739
Audit fee .....................................................          26,350
Trustees' fees (Note 2) .......................................          19,234
Miscellaneous .................................................          62,554
                                                                    -----------
                                                                      4,683,982
Expenses borne by the Distributor (Note 3) ....................      (1,105,201)
Fees paid indirectly (Note 2) .................................         (48,035)
                                                                    -----------
                                                                      3,530,746
                                                                    -----------
Net investment income and net increase in net assets
  resulting from operations ...................................     $10,797,034
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MONEY MARKET FUND

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                      YEARS ENDED MARCH 31
                                                   -------------------------
                                                     2001             2002
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income and net
  increase resulting from operations ........     $ 27,979,890     $ 10,797,034
                                                  ------------     ------------
Dividends from net investment income:
  Class B(1) ................................         (198,379)        (201,833)
  Class B ...................................       (1,120,959)        (445,262)
  Class C ...................................         (109,863)         (72,233)
  Class E ...................................      (20,465,472)      (9,240,465)
  Class S ...................................       (1,325,478)        (837,241)
  Class T ...................................       (4,759,739)           --
                                                  ------------     ------------
                                                   (27,979,890)     (10,797,034)
                                                  ------------     ------------

Net increase (decrease) from fund share
  transactions (Note 6) .....................        9,165,797      (71,174,250)
                                                  ------------     ------------

Total increase (decrease) in net
  assets ....................................        9,165,797      (71,174,250)
NET ASSETS
Beginning of year ...........................      444,900,949      454,066,746
                                                  ------------     ------------

End of year .................................     $454,066,746     $382,892,496
                                                  ============     ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MONEY MARKET FUND

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
March 31, 2002

NOTE 1

State Street Research Money Market Fund is a series of State Street Research Money Market Trust (the "Trust"), which was organized as a Massachusetts business trust in April 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is presently the only active series of the Trust, although the Trustees have the authority to create an unlimited number of series.

The investment objective of the fund is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity. The fund seeks to achieve its investment objective by investing in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities as well as high quality, short-term money market instruments such as bank certificates of deposit, bankers' acceptances and such short-term corporate debt securities as commercial paper and master demand notes.

The fund offers five classes of shares. Effective February 13, 2001 Class T shares were liquidated. Class B(1) shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class E shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class E shares are offered to any individual. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), the investment manager subsidiary of MetLife, Inc. ("MetLife"), and special programs. Class E and Class S shares are not subject to any initial or contingent deferred sales charges and do not pay any distribution or service fees. The fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
The fund values securities at amortized cost, pursuant to which the fund must adhere to certain conditions. The amortized cost method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the investments.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses, if any, are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the fund. Interest income is accrued daily as earned.

D. DIVIDENDS
Dividends from net investment income are declared daily and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The fund has designated $10,797,034 as ordinary income dividends.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.50% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 2002, the fees pursuant to such agreement amounted to $2,168,326.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), the investment manager subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the fund may be purchased. During the year ended March 31, 2002, the amount of such expenses was $569,734.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended March 31, 2002 the fund's transfer agent fees were reduced by $48,035 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $19,234 during the year ended March 31, 2002.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed annual amount that has been allocated equally among the State Street Research funds. During the year ended March 31, 2002, the amount of such expenses was $75,065.

NOTE 3

The distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the year ended March 31, 2002, the amount of such expenses assumed by the distributor and its affiliates was $1,105,201.

NOTE 4

For the year ended March 31, 2002, purchases and sales, including maturities, of securities aggregated $8,357,291,593 and $8,450,613,037, respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual distribution and service fees to the distributor at a rate of 0.75% and 0.25%, respectively, of average daily net assets for Class B(1), Class B and Class C shares. The distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 2002, fees pursuant to such plan amounted to $149,238, $287,003 and $58,441 for Class B(1), Class B and Class C shares, respectively.

The fund has been informed that MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned commissions aggregating $25,236 on sales of the fund's Class B(1) shares, respectively and that the distributor collected contingent deferred sales charges aggregating $224,459, $146,986 and $8,915 on redemptions of Class B(1), Class B and Class C shares, respectively, during the year ended March 31, 2002.

For Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of March 31, 2002, there were $461,757 for Class C, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

NOTE 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $0.001 par value per share. At March 31, 2002, the Adviser owned 633,166 Class E shares and the Distributor owned 4,020,904 Class E shares. MetLife owned 356,515 Class S shares and MetLife and certain of its affiliates held of record 54,764,722 Class E shares of the fund.

Share transactions were as follows:
                                                    YEARS ENDED MARCH 31
                          ----------------------------------------------------------------------------
                                       2001                                      2002
                          ----------------------------------  ----------------------------------------
CLASS B(1)                 SHARES               AMOUNT               SHARES               AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .......          13,546,564      $    13,546,564           26,526,799      $    26,526,799
Issued upon
  reinvestment of
  dividends from net
  investment income             174,503              174,503              189,490              189,490
Shares redeemed ...          (6,129,287)          (6,129,287)         (21,258,949)         (21,258,949)
                         --------------      ---------------       --------------      ---------------
Net increase ......           7,591,780      $     7,591,780            5,457,340      $     5,457,340
                         ==============      ===============       ==============      ===============

CLASS B                    SHARES               AMOUNT               SHARES               AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .......          35,045,163      $    35,045,163           29,123,507      $    29,123,507
Issued upon
  reinvestment of
  dividends from net
  investment income             998,311              998,311              397,076              397,076
Shares redeemed ...         (37,123,389)         (37,123,389)         (32,482,991)         (32,482,991)
                         --------------      ---------------       --------------      ---------------
Net decrease ......          (1,079,915)     $    (1,079,915)          (2,962,408)     $    (2,962,408)
                         ==============      ===============       ==============      ===============

CLASS C                    SHARES               AMOUNT               SHARES               AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .......          26,259,083      $    26,259,083           33,808,461      $    33,808,461
Issued upon
  reinvestment of
  dividends from net
  investment income              95,507               95,507               61,617               61,617
Shares redeemed ...         (23,420,722)         (23,420,722)         (31,978,486)         (31,978,486)
                         --------------      ---------------       --------------      ---------------
Net increase ......           2,933,868      $     2,933,868            1,891,592      $     1,891,592
                         ==============      ===============       ==============      ===============

CLASS E                    SHARES               AMOUNT               SHARES               AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .......       1,533,061,118      $ 1,533,061,118        1,405,550,318      $ 1,405,550,318
Issued upon
  reinvestment of
  dividends from net
  investment income          16,213,102           16,213,102            7,346,482            7,346,482
Shares redeemed ...      (1,488,110,279)      (1,488,110,279)      (1,491,372,353)      (1,491,372,353)
                         --------------      ---------------       --------------      ---------------
Net increase
  (decrease) ......          61,163,941      $    61,163,941          (78,475,553)      $  (78,475,553)
                         ==============      ===============       ==============      ===============

CLASS S                    SHARES               AMOUNT               SHARES               AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .......          36,924,696      $    36,924,696           23,317,147      $    23,317,147
Issued upon
  reinvestment of
  dividends from net
  investment income           1,127,138            1,127,138              737,161              737,161
Shares redeemed ...         (27,677,030)         (27,677,030)         (21,139,529)         (21,139,529)
                         --------------      ---------------       --------------      ---------------
Net increase ......          10,374,804      $    10,374,804            2,914,779      $     2,914,779
                         ==============      ===============       ==============      ===============

*CLASS T                   SHARES               AMOUNT               SHARES               AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .......         367,575,308      $   367,575,308           --              $    --
Issued upon
  reinvestment of
  dividends from net
  investment income           4,164,356            4,164,356           --                   --
Shares redeemed ...        (443,558,345)        (443,558,345)          --                   --
                         --------------      ---------------       --------------      ---------------
Net decrease ......         (71,818,681)     $   (71,818,681)          --              $    --
                         ==============      ===============       ==============      ===============

*Effective February 13, 2001, Class T shares were liquidated.

STATE STREET RESEARCH MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                        CLASS B(1)
                                                              -------------------------------------------------------------
                                                                                    YEARS ENDED MARCH 31
                                                              -------------------------------------------------------------
                                                              1999(A)               2000              2001             2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                          1.000              1.000             1.000             1.000
                                                                -----              -----             -----             -----
  Net investment income ($)*                                    0.008              0.038             0.047             0.016
  Dividends from net investment income ($)                     (0.008)            (0.038)           (0.047)           (0.016)
                                                                -----              -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)                                1.000              1.000             1.000             1.000
                                                                =====              =====             =====             =====
Total return(b) (%)                                              0.84(c)            3.88              4.81              1.57

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                           732              2,620            10,212            15,669
Expense ratio (%)*                                               1.66(d)            1.66              1.70              1.71
Expense ratio after expense reductions (%)*                      1.65(d)            1.65              1.69              1.70
Ratio of net investment income to average net assets (%)*        3.40(d)            3.97              4.69              1.35
* Reflects voluntary reduction of expenses of
  these amounts (Note 3) (%)                                     0.11(d)            0.26              0.49              0.25

                                                                                  CLASS B
                                             ------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                             ------------------------------------------------------------------------------
                                              1998                1999              2000              2001             2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)       1.000               1.000             1.000             1.000             1.000
                                             -----               -----             -----             -----             -----
  Net investment income ($)*                 0.040               0.038             0.038             0.047             0.016
  Dividends from net investment
    income ($)                              (0.040)             (0.038)           (0.038)           (0.047)           (0.016)
                                             -----               -----             -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)             1.000               1.000             1.000             1.000             1.000
                                             =====               =====             =====             =====             =====
Total return(b) (%)                           4.09                3.85              3.88              4.81              1.57

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
  thousands)                                14,567              30,288            29,486            28,407            25,444
Expense ratio (%)*                            1.65                1.66              1.66              1.70              1.71
Expense ratio after expense
  reductions (%)*                             1.65                1.65              1.65              1.69              1.70
Ratio of net investment income to
  average net assets (%)*                     4.01                3.73              3.84              4.69              1.55

* Reflects voluntary reduction of
  expenses of these amounts (Note 3)(%)       0.20                0.11              0.24              0.37              0.25

                                                                                  CLASS C
                                             -------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                             -------------------------------------------------------------------------------
                                                 1998               1999              2000             2001            2002
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)       1.000               1.000             1.000             1.000             1.000
                                             -----               -----             -----             -----             -----
  Net investment income ($)*                 0.040               0.038             0.038             0.047             0.016
  Dividends from net investment
    income ($)                              (0.040)             (0.038)           (0.038)           (0.047)           (0.016)
                                             -----               -----             -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)             1.000               1.000             1.000             1.000             1.000
                                             =====               =====             =====             =====             =====
Total return(b) (%)                           4.09                3.85              3.88              4.81              1.57

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)      2,314               2,286             1,607             4,541             6,432
Expense ratio (%)*                            1.65                1.66              1.66              1.70              1.71

Expense ratio after expense reductions (%)*   1.65                1.65              1.65              1.69              1.70

Ratio of net investment income to
  average net assets (%)*                     4.01                3.72              3.83              4.68              1.24

* Reflects voluntary reduction of
  expenses in these amounts (Note 3)(%)       0.20                0.11              0.22              0.43              0.29
----------------------------------------------------------------------------------------------------------------------------
  (a) January 1, 1999 (commencement of share class) to March 31, 1999.
  (b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.
  (c) Not annualized.
  (d) Annualized.

STATE STREET RESEARCH MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS E
                                              -----------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                              -----------------------------------------------------------------------------
                                              1998                1999              2000              2001             2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)       1.000               1.000             1.000             1.000             1.000
                                             -----               -----             -----             -----             -----
  Net investment income ($)*                 0.050               0.048             0.048             0.057             0.026
  Dividends from net investment income ($)  (0.050)             (0.048)           (0.048)           (0.057)           (0.026)
                                             -----               -----             -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)             1.000               1.000             1.000             1.000             1.000
                                             =====               =====             =====             =====             =====
Total return(b) (%)                           5.12                4.88              4.92              5.86              2.59

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)    221,475             331,094           319,740           380,904           302,428
Expense ratio (%)*                            0.65                0.66              0.66              0.70              0.71
Expense ratio after expense
  reductions (%)*                             0.65                0.65              0.65              0.69              0.70
Ratio of net investment income to
  average net assets (%)*                     5.01                4.74              4.79              5.70              2.63

* Reflects voluntary reduction of
  expenses of these amounts (Note 3) (%)      0.20                0.11              0.25              0.37              0.25

                                                                             CLASS S
                                              -----------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                              -----------------------------------------------------------------------------
                                              1998                1999              2000              2001             2002
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)       1.000               1.000             1.000             1.000             1.000
                                             -----               -----             -----             -----            -----
  Net investment income ($)*                 0.050               0.048             0.048             0.057             0.026
  Dividends from net investment
    income ($)                              (0.050)             (0.048)           (0.048)           (0.057)           (0.026)
                                             -----               -----             -----             -----            -----
NET ASSET VALUE, END OF YEAR ($)             1.000               1.000             1.000             1.000             1.000
                                             =====               =====             =====             =====            =====
Total return(b) (%)                           5.12                4.88              4.92              5.86              2.59

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)     13,500              26,842            19,629            30,004            32,919
Expense ratio (%)*                            0.65                0.66              0.66              0.70              0.71
Expense ratio after expense reductions (%)*   0.65                0.65              0.65              0.69              0.70

Ratio of net investment income to
  average net assets (%)*                     5.01                4.77              4.77              5.69              2.54

* Reflects voluntary reduction of
  expenses of these amounts (Note 3) (%)      0.20                0.11              0.23              0.40              0.25
----------------------------------------------------------------------------------------------------------------------------
  (a) January 1, 1999 (commencement of share class) to March 31, 1999.
  (b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.
  (c) Not annualized.
  (d) Annualized.

TO THE TRUSTEES OF STATE STREET RESEARCH MONEY MARKET TRUST AND
THE SHAREHOLDERS OF STATE STREET RESEARCH MONEY MARKET FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Money Market Fund (a series of State Street Research Money Market Trust, hereafter referred to as the "Trust") at March 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 10, 2002

STATE STREET RESEARCH MONEY MARKET TRUST

                                                                                               NUMBER OF
                                                                                                 FUNDS
                                     TERM OF                                                     IN FUND
                                     OFFICE                                                      COMPLEX
                      POSITION(s)  AND LENGTH                                                  OVERSEEN BY
NAME, ADDRESS AND        HELD       OF TIME                                                      TRUSTEE/      OTHER DIRECTORSHIPS
AGE(a)                 WITH FUND   SERVED(b)      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS     OFFICER(c)   HELD BY TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

BRUCE R. BOND           Trustee      Since    Retired; formerly, Chairman of the Board, Chief        28    Ceridian Corporation
(56)                                 1999     Executive Officer and President, PictureTel
                                              Corporation (video conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
STEVE A. GARBAN         Trustee      Since    Retired; formerly, Senior Vice President for           48    Metropolitan Series Fund,
(64)                                 1998     Finance and Operations and Treasurer, The                    Inc.(d)

                                              Pennsylvania State University
------------------------------------------------------------------------------------------------------------------------------------
DEAN O. MORTON          Trustee      Since    Retired; formerly, Executive Vice President, Chief     48    The Clorox Company;
(70)                                 1986     Operating Officer and Director, Hewlett-Packard              KLA-Tencor Corporation;
                                              Company (computer manufacturer)                              BEA Systems, Inc.;
                                                                                                           Cepheid; Pharsight
                                                                                                           Corporation; and
                                                                                                           Metropolitan Series
                                                                                                           Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. PHILLIPS       Trustee      Since    Dean, School of Business and Public Management,        28    None
(57)                                 1998     George Washington University; formerly, a member of
                                              the Board of Governors of the Federal Reserve
                                              System; and Chairman and Commissioner of the
                                              Commodity Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
TOBY ROSENBLATT         Trustee      Since    President, Founders Investments Ltd. (investments);    48    A.P. PHARMA, Inc.; and
(63)                                 1993     formerly, President, The Glen Ellen Company                  Metropolitan Series Fund,
                                              (private investment firm)                                    Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. SCOTT        Trustee      Since    Jay W. Forrester Professor of Management, Sloan        48    Metropolitan Series Fund,
MORTON                               1987     School of Management, Massachusetts Institute of             Inc.(d)
(64)                                          Technology
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY         Trustee      Since    Attorney; formerly, Partner, Dechert (law firm)        28    SEI Investments Funds
(71)                                 2002                                                                  (consisting of 104
                                                                                                           portfolios); The
                                                                                                           Massachusetts Health &
                                                                                                           Education Tax-Exempt
                                                                                                           Trust
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

RICHARD S. DAVIS        Trustee      Since    Chairman of the Board, President and Chief             28    None
(56)                                 2000     Executive Officer of State Street Research &
                                              Management Company; formerly, Senior Vice
                                              President, Fixed Income Investments, Metropolitan
                                              Life Insurance Company; and Managing Director, J.P.
                                              Morgan Investment Management
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS

JOHN H. KALLIS           Vice        Since    Senior Vice President of State Street Research &       13    None
(61)                   President     1994     Management Company
------------------------------------------------------------------------------------------------------------------------------------
KEVIN J. LEMA            Vice        Since    Money Market Manager and short-term trader for          1    None
(34)                   President     2001     State Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
JOHN S. LOMBARDO         Vice        Since    Managing Director, Chief Financial Officer and         28    None
(47)                   President     2001     Director of State Street Research & Management
                                              Company; formerly, Executive Vice President, State
                                              Street Research & Management Company; and Senior
                                              Vice President, Product and Financial Management,
                                              MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
MARK A. MARINELLA        Vice        Since    Managing Director of State Street Research &           17    None
(44)                   President     2001     Management Company; formerly, Executive Vice
                                              President and Senior Vice President, State Street
                                              Research & Management Company; and principal and
                                              senior portfolio manager, STW Fixed Income
                                              Management Ltd.
------------------------------------------------------------------------------------------------------------------------------------
DOUGLAS A. ROMICH      Treasurer     Since    Senior Vice President and Treasurer of State Street    28    None
(45)                                 2001     Research & Management Company; formerly, Vice
                                              President and Assistant Treasurer, State Street
                                              Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
FRANCIS J. MCNAMARA,   Secretary     Since    Managing Director, General Counsel and Secretary of    28    None
III                                  1995     State Street Research & Management Company;
(46)                                          formerly, Executive Vice President, State Street
                                              Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free
1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective
    Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is
    MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of
    Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

STATE STREET RESEARCH MONEY MARKET FUND                      -----------------
One Financial Center                                             PRSRT STD
Boston, MA 02111-2690                                              AUTO
                                                             U.S. POSTAGE PAID
                                                               HOLLISTON, MA
                                                               PERMIT NO.20
                                                             -----------------


QUESTIONS? COMMENTS?

E-MAIL us at:
    info@ssrfunds.com

VISIT us on the Internet at:
    www.ssrfunds.com

CALL us at 1-87-SSR-FUNDS (1-877-773-8637)
    Hearing-impaired 1-800-676-7876
    Chinese and Spanish-speaking 1-888-638-3193

WRITE us at:
    State Street Research
    Service Center
    P.O. Box 8408
    Boston, MA 02266-8408

[Logo] STATE STREET RESEARCH

(C)2002 State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be accompanied or preceded by a current State Street Research Money Market Fund prospectus.

When used after June 30, 2002, this report must be accompanied by the most recent Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER:(exp0503) SSR-LD                                    MM-1755-0502